United States

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2022

Merchants Bancorp

(Exact Name of Registrant as Specified in its Charter)

Indiana	001-38258	20-5747400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Monon Boulevard
Carmel, Indiana 46032
(Address of Principal Executive Offices) (Zip Code)

(317) 569-7420

(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	MBIN	NASDAQ
Series A Preferred Stock, without par value	MBINP	NASDAQ
Depositary Shares, each representing a 1/40th interest in a share of Series B Preferred Stock, without par value	MBINO	NASDAQ
Depositary Shares, each representing a 1/40th interest in a share of Series C Preferred Stock, without par value	MBINN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 24, 2022, Merchants Bancorp (the “Company”) filed its Second Amended and Restated Articles of Incorporation (“Articles”) with the Indiana Secretary of State. The Second Amended and Restated Articles of Incorporation incorporate previously filed amendments to the Company’s First Amended and Restated Articles of Incorporation related to the creation of series of preferred stock and include an amendment to increase the total number of authorized shares from fifty-five million (55,000,000) to eighty million (80,000,000) and the authorized number of shares of common stock from fifty million (50,000,000) to seventy-five million (75,000,000), which was approved by the Company’s shareholders at its 2022 annual meeting on May 19, 2022. The Second Amended and Restated Articles of Incorporation are attached as Exhibit 3.1.

Item 8.01 Other Events.

On April 29, 2022, the Company entered into a Rule 10b5-1 plan (the “10b5-1 Plan”) with a broker for the repurchase of shares of its common stock commencing on May 3, 2022 and expiring May 2, 2023, if not terminated prior to that date. The 10b5-1 Plan was established in connection with the Company’s previously disclosed stock repurchase plan (“Repurchase Plan”), which was approved by the Company’s Board of Directors on November 17, 2021. The Repurchase Plan authorizes the Company to repurchase of up to $75 million of its common stock from time to time in the open market or otherwise at such prices, quantities, and terms as management deems appropriate and in the best interest of the Company and its shareholders, through December 31, 2023. The repurchase program does not obligate the Company to repurchase shares of its common stock and may be modified, suspended, or discontinued at any time at the discretion of the Board of Directors.

As of May 23, 2022, the Company had repurchased a total of 75,000 shares of its common stock under the 10b5-1 Plan and Repurchase Plan.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Merchants Bancorp Second Amended and Restated Articles of Incorporation
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS BANCORP

Date: May 24, 2022	By:	/s/ Terry Oznick
Name: Terry Oznick
Title: General Counsel and Secretary